                                                                    EXHIBIT 23.5



                       CONSENT OF INDEPENDENT ACCOUNTANTS



    We consent to the inclusion in this registration statement on Amendment No. 1 to Form S-4 (File No. 333-52285) of our report dated July 28, 1998, on our audits of the financial statements of the Missouri Lead Division. We also consent to the reference to our firm under the caption "Experts".



                                          PricewaterhouseCoopers LLP



New York, New York
July 28, 1998